SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 6, 1995



                               BELMAC CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                    1-10581                  59-1513162
 ---------------------------       -----------               ------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)



4830 West Kennedy Boulevard, Suite 550, Tampa, FL                    33609
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         (Address of Principal Executive Offices)                  (Zip Code)


                                 (813) 286-4401
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              (Registrant's Telephone Number, Including Area Code)








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ITEM 5.    OTHER EVENTS

     On December 6, 1995, the Registrant entered into a settlement agreement (the "Settlement Agreement") with Dr. Jean-Francois Rossignol ("Rossignol"), the Registrant's former Chief Executive Officer and former Chairman of its Board of Directors, Romark Laboratories, L.C. and Marc S. Ayers, the Registrant's former Executive Vice President/Chief Financial Officer and a former member of its Board of Directors. The Settlement Agreement relates to the arbitration commenced by Rossignol in April 1995 (American Arbitration Association Case No. 33-133-00050-95) to recover unspecified damages for the alleged breach of a written agreement between Rossignol and the Registrant dated August 13, 1993 and the action filed by the Registrant in April 1995 seeking a stay of the arbitration commenced by Rossignol, repayment of a $360,000 promissory note and damages resulting from Rossignol's alleged fraudulent activities in connection with the sale to the Registrant of the rights to certain pharmaceuticals (Belmac v. Rossignol, et. al., Case No. 95-2605, in the Circuit Court of the Thirteenth Judicial Circuit, State of Florida, Hillsborough County Civil Division). Under the terms of the Settlement Agreement, Rossignol agreed to pay to the Registrant the full amount of the promissory note in three installments, the first of which ($160,000) was paid upon execution of the Settlement Agreement and the remaining two ($100,000 each) are due in January and March 1996, respectively.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS

(a)        Financial Statements: not applicable.

(b)        Pro Forma Financial Information: not applicable.

(c)        Exhibits:

Exhibit Number        Description
--------------        -----------


99.1 Settlement Agreement among the Registrant, Jean-Francois Rossignol, Romark Laboratories, L.C. and Marc S. Ayers.









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                                S I G N A T U R E
                                -----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BELMAC CORPORATION
                                        (Registrant)


Date: December 19, 1995                 By:    /s/ Michael D. Price
                                               ------------------------
                                        Michael D. Price
                                        Vice President & Chief Financial Officer





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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                 Description                           Page Number
--------------                 -----------                           -----------

99.1                           Settlement Agreement
                               among the Registrant,
                               Jean-Francois Rossignol,
                               Romark Laboratories,
                               L.C. and Marc S. Ayers.





































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